Exhibit 99.1

Press Release

CONTACT:

Jon Kathol

Vice President, Investor Relations

Tel:813-544-8515

investorrelations@primowater.com

PRIMO WATER CORPORATION ANNOUNCES THIRD QUARTER 2022 RESULTS, INCREASES 2022 FULL YEAR REVENUE GUIDANCE AND INCREASES 2024 EARNINGS TARGETS

Revenue growth of 17% in Water Direct & Water Exchange, 11% in Water Refill & Water Filtration, and 47% in Water Dispensers

TAMPA, FL - November 10, 2022 - Primo Water Corporation (NYSE: PRMW; TSX: PRMW) (the “Company” or “Primo”), a leading provider of sustainable drinking water solutions in North America and Europe, today announced its results for the third quarter ended October 1, 2022.

(Unless stated otherwise, all third quarter 2022 comparisons are relative to the third quarter of 2021; all information is in U.S. dollars. Non-GAAP reconciliations presented on the exhibits to this press release)

THIRD QUARTER HIGHLIGHTS

•	Revenue increased 6% to $585 million compared to $551 million (increased 10% excluding the impact of foreign exchange), driven by revenue growth of 17% in Water Direct / Water Exchange, 11% in Water Refill / Water Filtration, and 47% in Water Dispensers, partially offset by the exit from our North American single use bottled water retail business and foreign exchange headwinds.
•	Reported net income and net income per diluted share were $1.3 million and $0.01, respectively, compared to reported net income and net income per diluted share of $18 million and $0.11, respectively. Adjusted net income and adjusted net income per diluted share were flat compared to the prior year, at $36 million and $0.22, respectively.

•	Adjusted EBITDA increased 10% to $117 million compared to $106 million and Adjusted EBITDA margin increased 80 bps to 20.0%.
•	The Company increases full year 2022 revenue target to between $2,222 million to $2,242 million. Full year 2022 Adjusted EBITDA outlook remains between $415 million and $425 million.

•	The Company maintains 2024 outlook for high single-digit organic revenue growth and increases 2024 annualized Adjusted EBITDA to approximately $530 million.

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	For the Three Months Ended
(in millions of U.S. dollars, except per share amounts, percentages and bps)	October 1, 2022	October 2, 2021	Y/Y Change
Revenue, net	$584.6	$550.8	6%
Net income	$1.3	$18.1	$(16.8)
Net income per diluted share	$0.01	$0.11	$(0.10)
Adjusted net income	$35.7	$36.4	$(0.7)
Adjusted net income per diluted share	$0.22	$0.22	$–
Adjusted EBITDA	$116.9	$105.9	10%
Adjusted EBITDA margin %	20.0%	19.2%	80	bps

“During the quarter we continued to execute our differentiated Water Your Way platform, and despite near record inflation, we delivered strong revenue and Adjusted EBITDA growth. Our investment thesis remains intact with a portfolio of leading water solutions across multiple channels and geographies, strong consumer tailwinds, and a compelling financial profile. The continued investment in our digital platforms, increased connectivity of dispenser sales to our water solutions, and continued optimization of our route-based operations provides a strong foundation to achieve our long-term growth targets,” said Tom Harrington, Primo’s Chief Executive Officer.

“As a result, we are maintaining our 2024 outlook for high single-digit annual organic revenue growth and are increasing our 2024 annualized Adjusted EBITDA outlook to approximately $530 million dollars,” said Mr. Harrington.

OUTLOOK

Primo is targeting the following results from continuing operations for the fourth quarter and full year 2022:

	Q4 2022		FY 2022
	Range		Range
($ in millions)	Low	High	Low	High
$ Revenue	$540	$560	$2,222[1]	$2,242[1]

Adjusted EBITDA	$102	$112	$415	$425

Cash Taxes			~ $10
Interest			~ $60
Cap-Ex			~ $200

1The exit from the single use bottled water retail business in North America was completed in the second quarter of 2022; the 2022 revenue expectation of between $2,222 million and $2,242 million includes $41 million of revenue attributable to this business in 2022, whereas 2021 consolidated revenues of $2,073 million included $142 million of revenues attributable to this business in 2021.

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THIRD QUARTER 2022 RESULTS CONFERENCE CALL

Primo will host a conference call, to be simultaneously webcast, on Thursday, November 10, 2022, at 10:00 a.m. Eastern Time. A question-and-answer session will follow management's presentation. To participate, please call the following numbers:

North America: (888) 664-6392

International: (416) 764-8659

Conference ID: 90921686

This is a live, listen-only dial-in telephone line.

A slide presentation and live audio webcast will be available through Primo’s website at https://www.primowatercorp.com. The earnings conference call will be recorded and archived for playback on the investor relations section of the website for a period of two weeks following the event.

THIRD QUARTER GLOBAL PERFORMANCE

•	Revenue increased 6% to $585 million compared to $551 million (increased by 10% excluding the impact of foreign exchange). The increase was driven by revenue growth of 17% in Water Direct / Water Exchange, 11% in Water Refill / Water Filtration, and 47% in Water Dispensers, partially offset by the exit from our North American single use bottled water retail business and foreign exchange headwinds. Revenue growth by channel is tabulated below:

	For the Three Months Ended
(in millions of U.S. dollars)	October 1, 2022	October 2, 2021	Change	%Change
Revenue, net
Water Direct/Water Exchange	$402.2	$344.2	$58.0	17%
Water Refill/Water Filtration	61.6	55.6	6.0	11%
Other Water	32.4	66.8	(34.4)	-51%
Water Dispensers	23.7	16.1	7.6	47%
Other	64.7	68.1	(3.4)	-5%
Revenue, net as reported	$584.6	$550.8	$33.8	6%
Foreign exchange impact	19.1	–	19.1	n/a
Revenue excluding foreign exchange impact	$603.7	$550.8	$52.9	10%

•	Gross profit increased 13% to $348 million compared to $308 million. Gross margin increased 400 bps to 60% compared to 56%, driven by price increases, volume growth in water direct and additional water exchange locations, partially offset by foreign exchange headwinds.

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•	SG&A expenses increased 13% to $297 million compared to $264 million. The increase was driven by higher route operations costs in labor, fuel and freight to support volume and revenue growth, in addition to higher unit prices due to inflation.

•	Reported net income and net income per diluted share were $1.3 million and $0.01, respectively, compared to reported net income and net income per diluted share of $18 million and $0.11, respectively. Adjusted net income and adjusted net income per diluted share were flat compared to the prior year, at $36 million and $0.22, respectively.

•	Adjusted EBITDA increased 10% to $117 million compared to $106 million, driven primarily by price increases, resilient consumer demand across our customer base and effective expense management. Adjusted EBITDA margin increased to 20.0% for the quarter.

•	Net cash provided by operating activities of $93 million, less $74 million of capital expenditures and additions to intangible assets, resulted in $19 million of free cash flow, or $21 million of adjusted free cash flow (adjusting for the items set forth on Exhibit 7), compared to adjusted free cash flow of $47 million in the prior year.

THIRD QUARTER REPORTING SEGMENT PERFORMANCE

North America

•	Revenue increased 8% to $447 million driven by revenue growth of 19% in Water Direct / Water Exchange, and 12% in Water Refill / Water Filtration driven by customer acquisitions and retention, partially offset by the exit from our single use bottled water retail business.

	For the Three Months Ended
(in millions of U.S. dollars)	October 1, 2022	October 2, 2021	Change	%Change
Revenue, net
Water Direct/Water Exchange	$334.1	$281.9	$52.2	19%
Water Refill/Water Filtration	52.6	47.0	5.6	12%
Other Water	9.6	42.6	(33.0)	-77%
Water Dispensers	23.7	16.1	7.6	47%
Other	26.8	25.7	1.1	4%
Revenue, net as reported	$446.8	$413.3	$33.5	8%
Foreign exchange impact	0.6	–	0.6	n/a
Revenue excluding foreign exchange impact	$447.4	$413.3	$34.1	8%

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Europe

•	Revenue increased 6% to $71 million (increased 24% excluding the impact of foreign exchange) driven by increased demand from residential and B2B customers and tuck-in acquisitions, partially offset by foreign exchange headwinds.

	For the Three Months Ended
(in millions of U.S. dollars)	October 1, 2022	October 2, 2021	Change	%Change
Revenue, net
Water Direct/Water Exchange	$55.6	$50.3	$5.3	11%
Water Refill/Water Filtration	8.2	8.4	(0.2)	-2%
Other Water	0.5	0.4	0.1	25%
Water Dispensers	–	–	–	–
Other	7.1	8.1	(1.0)	-12%
Revenue, net as reported	$71.4	$67.2	$4.2	6%
Foreign exchange impact	12.0	–	12.0	n/a
Revenue excluding foreign exchange impact	$83.4	$67.2	$16.2	24%

ABOUT PRIMO WATER CORPORATION

Primo Water Corporation is a leading pure-play water solutions provider in North America and Europe and generates approximately $2.1 billion in annual revenue. Primo operates largely under a recurring razor/razorblade revenue model. The razor in Primo’s revenue model is its industry leading line-up of sleek and innovative water dispensers, which are sold through retailers and online at various price points. The dispensers help increase household penetration which drives recurring purchases of Primo’s razorblade offering. Primo’s razorblade offering is comprised of Water Direct, Water Exchange, and Water Refill. Through its Water Direct business, Primo delivers sustainable hydration solutions across its 21-country footprint direct to the customer’s door, whether at home or to businesses. Through its Water Exchange and Water Refill businesses, Primo offers pre-filled and reusable containers at approximately 14,000 locations, water dispenser sales at approximately 10,000 locations and water refill units at approximately 24,000 locations, respectively. Primo also offers water filtration units across its 21-country footprint.

Primo’s water solutions expand consumer access to purified, spring, and mineral water to promote a healthier, more sustainable lifestyle while simultaneously reducing plastic waste and pollution. Primo is committed to its water stewardship standards and is proud to partner with the International Bottled Water Association (IBWA) in North America as well as with Watercoolers Europe (WE), which ensure strict adherence to safety, quality, sanitation and regulatory standards for the benefit of consumer protection.

Primo is headquartered in Tampa, Florida (USA). For more information, visit www.primowatercorp.com.

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Non-GAAP Measures

To supplement its reporting of financial measures determined in accordance with U.S. GAAP (Generally Accepted Accounting Principles), Primo utilizes certain non-GAAP financial measures. Primo excludes from GAAP revenue the impact of foreign exchange to separate its impact from Primo’s results of operations. Primo also utilizes Adjusted net income (loss), Adjusted net income (loss) per diluted share, Adjusted EBITDA and Adjusted EBITDA margin to separate the impact of certain items from the underlying business. Because Primo uses these adjusted financial results in the management of its business, management believes this supplemental information is useful to investors for their independent evaluation and understanding of Primo’s underlying business performance and the performance of its management. Additionally, Primo supplements its reporting of net cash provided by (used in) operating activities from continuing operations determined in accordance with GAAP by excluding additions to property, plant and equipment and additions to intangible assets to present free cash flow, and by excluding the items identified on the exhibits hereto to present adjusted free cash flow, which management believes provides useful information to investors in assessing our performance, comparing Primo’s performance to the performance of the Company’s peer group and assessing the Company’s ability to service debt and finance strategic opportunities, which include investing in Primo’s business, making strategic acquisitions, paying dividends, and strengthening the balance sheet. With respect to the Company’s expectations of its future performance, the Company’s reconciliations of Q4 2022 and full year 2022 Adjusted EBITDA and 2024 Adjusted EBITDA are not available, as the Company is unable to quantify certain amounts to the degree of precision that would be required in the relevant GAAP measures without unreasonable effort. These items include taxes, interest costs that would occur if the Company issued debt, and costs to acquire and/or sell a business if the Company executed such transactions, which could significantly affect our financial results. These items depend on highly variable factors and any such reconciliations would imply a degree of precision that would be confusing or misleading to investors. Primo expects the variability of these factors to have a significant, and potentially unpredictable, impact on the Company’s future GAAP financial results. The non-GAAP financial measures described above are in addition to, and not meant to be considered superior to, or a substitute for, Primo’s financial statements prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this earnings announcement reflect management's judgment of particular items, and may be different from, and therefore may not be comparable to, similarly titled measures reported by other companies.

Safe Harbor Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 conveying management’s expectations as to the future based on plans, estimates and projections at the time Primo makes the statements. Forward-looking statements involve inherent risks and uncertainties and Primo cautions you that several important factors could cause actual results to differ materially from those contained in any such forward-looking statement. The forward-looking statements contained in this press release include, but are not limited to, statements regarding future financial and operating trends and results (including Primo’s outlook on fourth quarter and full year 2022 revenue and Adjusted EBITDA and Primo’s multi-year growth algorithm), and related matters. The forward-looking statements are based on assumptions regarding management’s current plans and estimates. Management believes these assumptions to be reasonable, but there is no assurance that they will prove to be accurate.

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Factors that could cause actual results to differ materially from those described in this press release include, among others: financial condition and results of operations; Primo’s ability to compete successfully in the markets in which it operates; fluctuations in commodity prices and Primo’s ability to pass on increased costs to its customers or hedge against such rising costs, and the impact of those increased prices on its volumes; Primo’s ability to maintain favorable arrangements and relationships with its suppliers; Primo’s ability to manage supply chain disruptions and cost increases related to inflation; Primo’s ability to manage its operations successfully; currency fluctuations that adversely affect the exchange between currencies including the U.S. dollar, the British pound sterling, the Euro and the Canadian dollar; the impact on Primo’s financial results from uncertainty in the financial markets and other adverse changes in general economic conditions, including inflation and interest rates; any disruption to production at Primo’s manufacturing facilities; Primo’s ability to maintain access to its water sources; the impact of climate change on Primo’s business; Primo’s ability to protect its intellectual property; the seasonal nature of Primo’s business and the effect of adverse weather conditions; the impact of national, regional and global events, including those of a political, economic, business and competitive nature; the impact of COVID-19, related government actions and Primo’s strategy in response thereto on our business; Primo’s ability to fully realize the potential benefit of transactions or other strategic opportunities that it pursues; Primo’s ability to realize cost synergies of its acquisitions due to integration difficulties and other challenges; Primo’s exposure to intangible asset risk; Primo’s ability to meet its obligations under its debt agreements, and risks of further increases to its indebtedness; Primo’s ability to maintain compliance with the covenants and conditions under its debt agreements; fluctuations in interest rates, which could increase Primo’s borrowing costs; Primo’s ability to recruit, retain and integrate new management; Primo’s ability to renew its collective bargaining agreements from time to time on satisfactory terms; compliance with product health and safety standards; liability for injury or illness caused by the consumption of contaminated products; liability and damage to Primo’s reputation as a result of litigation or legal proceedings; changes in the legal and regulatory environment in which Primo operates; Primo’s ability to adequately address the challenges and risks associated with its international operations and address difficulties in complying with laws and regulations including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act of 2010; the impact on Primo’s tax obligations and effective tax rate arising from changes in local tax laws or countries adopting more aggressive interpretations of tax laws; disruptions in Primo’s information systems; Primo’s ability to securely maintain its customers’ confidential or credit card information, or other private data relating to Primo’s employees or the Company; Primo’s ability to maintain its quarterly dividend; or credit rating changes.

The foregoing list of factors is not exhaustive. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Readers are urged to carefully review and consider the various disclosures, including but not limited to risk factors contained in Primo’s Annual Report on Form 10-K and its quarterly reports on Form 10-Q, as well as other filings with the securities commissions. Primo does not undertake to update or revise any of these statements considering new information or future events, except as expressly required by applicable law.

Website: www.primowatercorp.com

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PRIMO WATER CORPORATION				EXHIBIT 1
CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions of U.S. dollars, except share and per share amounts)
Unaudited

	For the Three Months Ended		For the Nine Months Ended
	October 1, 2022	October 2, 2021	October 1, 2022	October 2, 2021
Revenue, net	$584.6	$550.8	$1,682.1	$1,555.3
Cost of sales	236.4	242.4	702.0	685.2
Gross profit	348.2	308.4	980.1	870.1
Selling, general and administrative expenses	297.3	263.6	867.2	771.5
Loss on disposal of property, plant and equipment, net	2.6	—	4.4	5.4
Acquisition and integration expenses	3.3	2.6	12.5	6.3
Impairment charges	—	—	29.1	—
Operating income	45.0	42.2	66.9	86.9
Other expense, net	21.2	4.3	34.6	29.5
Interest expense, net	17.4	16.7	51.3	53.4
Income (loss) before income taxes	6.4	21.2	(19.0)	4.0
Income tax expense	5.1	3.1	8.9	4.4
Net income (loss)	$1.3	$18.1	$(27.9)	$(0.4)

Net income (loss) per common share

Basic	$0.01	$0.11	$(0.17)	$—
Diluted	$0.01	$0.11	$(0.17)	$—

Weighted average common shares outstanding (in thousands)
Basic	161,117	160,481	161,064	160,892
Diluted	161,988	161,932	161,064	160,892

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PRIMO WATER CORPORATION		EXHIBIT 2
CONSOLIDATED BALANCE SHEETS
(in millions of U.S. dollars, except share amounts)
Unaudited

	October 1, 2022	January 1, 2022
ASSETS
Current assets
Cash and cash equivalents	$95.5	$128.4
Accounts receivable, net of allowance of $21.2 ($20.8 as of January 1, 2022)	287.4	261.6
Inventories	113.5	94.6
Prepaid expenses and other current assets	47.4	25.2
Total current assets	543.8	509.8
Property, plant and equipment, net	693.5	718.1
Operating lease right-of-use-assets	178.9	177.4
Goodwill	1,267.1	1,321.4
Intangible assets, net	890.6	969.8
Other long-term assets, net	27.0	26.9
Total assets	$3,600.9	$3,723.4
LIABILITIES AND EQUITY
Current liabilities
Short-term borrowings	$248.1	$222.1
Current maturities of long-term debt	16.2	17.7
Accounts payable and accrued liabilities	425.3	437.7
Current operating lease obligations	30.5	32.3
Total current liabilities	720.1	709.8
Long-term debt	1,239.3	1,321.1
Operating lease obligations	152.7	148.7
Deferred tax liabilities	160.6	158.8
Other long-term liabilities	65.5	64.9
Total liabilities	2,338.2	2,403.3
Shareholders' Equity
Common shares, no par value -160,435,322 (January 1, 2022 - 160,732,552) shares issued	1,286.6	1,286.9
Additional paid-in-capital	90.4	85.9
(Accumulated deficit) retained earnings	(50.3)	16.4
Accumulated other comprehensive loss	(64.0)	(69.1)
Total shareholders' equity	1,262.7	1,320.1
Total liabilities and shareholders' equity	$3,600.9	$3,723.4

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PRIMO WATER CORPORATION				EXHIBIT 3
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions of U.S. dollars)
Unaudited
	For the Three Months Ended		For the Nine Months Ended
	October 1, 2022	October 2, 2021	October 1, 2022	October 2, 2021

Cash flows from operating activities:
Net income (loss)	$1.3	$18.1	$(27.9)	$(0.4)
Adjustments to reconcile net income (loss) to cash flows from operating activities of continuing operations:
Depreciation and amortization	59.6	53.3	181.0	158.4
Amortization of financing fees	0.8	0.8	2.5	2.5
Share-based compensation expense	3.2	3.8	10.7	10.0
Provision for deferred income taxes	3.7	1.9	5.2	1.3
Gain on sale of business	—	—	(0.4)	—
Loss on extinguishment of debt	—	—	—	27.2
Impairment charges	—	—	29.1	—
Loss on disposal of property, plant and equipment, net	2.6	—	4.4	5.4
Other non-cash items	21.9	3.9	35.0	2.9
Change in operating assets and liabilities, net of acquisitions:
Accounts receivable	(12.9)	(3.3)	(46.1)	(65.2)
Inventories	(7.4)	(9.6)	(26.5)	(12.7)
Prepaid expenses and other current assets	4.3	3.6	(0.9)	(0.6)
Other assets	(0.2)	0.1	(0.2)	0.4
Accounts payable and accrued liabilities and other liabilities	15.8	10.8	17.1	42.5
Net cash provided by operating activities from continuing operations	92.7	83.4	183.0	171.7
Cash flows from investing activities of continuing operations:
Acquisitions, net of cash received	(5.3)	(12.9)	(12.7)	(13.2)
Additions to property, plant and equipment	(70.0)	(37.5)	(155.2)	(99.3)
Additions to intangible assets	(4.0)	(2.6)	(8.9)	(6.7)
Proceeds from sale of property, plant and equipment	0.6	0.7	1.6	1.4
Other investing activities	(2.1)	(1.2)	(1.7)	(1.2)
Net cash used in investing activities from continuing operations	(80.8)	(53.5)	(176.9)	(119.0)
Cash flows from financing activities of continuing operations:
Payments of long-term debt	(4.2)	(3.5)	(13.9)	(760.5)

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Issuance of long-term debt	—	—	—	750.0
Proceeds from short-term borrowings	12.0	38.2	22.0	83.2
Payments on short-term borrowings	—	(18.0)	—	(28.0)
Premiums and costs paid upon extinguishment of long-term debt	—	—	—	(20.6)
Issuance of common shares	0.5	3.4	2.1	19.1
Common shares repurchased and canceled	(11.0)	(29.3)	(13.0)	(45.6)
Financing fees	—	—	—	(11.3)
Dividends paid to common shareholders	(11.3)	(9.6)	(34.2)	(29.2)
Payment of deferred consideration for acquisitions	(2.2)	—	(2.3)	(1.8)
Other financing activities	1.4	1.1	6.0	5.4
Net cash used in financing activities from continuing operations	(14.8)	(17.7)	(33.3)	(39.3)
Cash flows from discontinued operations:
Operating activities of discontinued operations	—	0.1	—	(1.7)
Investing activities of discontinued operations	—	—	—	—
Financing activities of discontinued operations	—	—	—	—
Net cash provided by (used in) discontinued operations	—	0.1	—	(1.7)
Effect of exchange rate changes on cash	(3.8)	(1.2)	(5.7)	(1.5)
Net (decrease) increase in cash, cash equivalents and restricted cash	(6.7)	11.1	(32.9)	10.2
Cash and cash equivalents and restricted cash, beginning of period	102.2	114.2	128.4	115.1
Cash and cash equivalents and restricted cash, end of period	$95.5	$125.3	$95.5	$125.3

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PRIMO WATER CORPORATION					EXHIBIT 4
SEGMENT INFORMATION
(in millions of U.S. dollars, except percentage amounts)
Unaudited
	For the Three Months Ended October 1, 2022
	North America	Europe	Other	Eliminations	Total
Revenue, net
Water Direct/Water Exchange	$334.1	$55.6	$12.5	$—	$402.2
Water Refill/Water Filtration	52.6	8.2	0.8	—	61.6
Other Water	9.6	0.5	22.3	—	32.4
Water Dispensers	23.7	—	—	—	23.7
Other	26.8	7.1	30.8	—	64.7
Total	$446.8	$71.4	$66.4	$—	$584.6

Gross profit	$272.5	$48.6	$27.1	$—	$348.2
Gross margin %	61.0%	68.1%	40.8%	—%	59.6%
Selling, general and administrative expenses	$215.7	$42.4	$39.2	$—	$297.3
SG&A % of revenue	48.3%	59.4%	59.0%	—%	50.9%
Operating income (loss)	$52.6	$5.1	$(12.7)	$—	$45.0
Depreciation and amortization	$44.2	$9.5	$5.9	$—	$59.6

	For the Three Months Ended October 2, 2021
	North America	Europe	Other	Eliminations	Total
Revenue, net
Water Direct/Water Exchange	$281.9	$50.3	$12.0	$—	$344.2
Water Refill/Water Filtration	47.0	8.4	0.2	—	55.6
Other Water	42.6	0.4	23.8	—	66.8
Water Dispensers	16.1	—	—	—	16.1
Other	25.7	8.1	34.4	(0.1)	68.1
Total	$413.3	$67.2	$70.4	$(0.1)	$550.8

Gross profit	$233.0	$46.0	$29.4	$—	$308.4
Gross margin %	56.4%	68.5%	41.8%	—%	56.0%
Selling, general and administrative expenses	$183.6	$44.0	$36.0	$—	$263.6
SG&A % of revenue	44.4%	65.5%	51.1%	—%	47.9%
Operating income (loss)	$48.6	$1.6	$(8.0)	$—	$42.2
Depreciation and amortization	$37.8	$9.8	$5.7	$—	$53.3

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	For the Nine Months Ended October 1, 2022
	North America	Europe	Other	Eliminations	Total
Revenue, net
Water Direct/Water Exchange	$933.5	$157.5	$35.0	$—	$1,126.0
Water Refill/Water Filtration	142.1	24.6	2.0	—	168.7
Other Water	65.8	1.3	59.8	—	126.9
Water Dispensers	56.4	—	—	—	56.4
Other	82.8	22.2	99.1	—	204.1
Total	$1,280.6	$205.6	$195.9	$—	$1,682.1

Gross profit	$764.9	$139.2	$76.0	$—	$980.1
Gross Margin %	59.7%	67.7%	38.8%	—%	58.3%
Selling, general and administrative expenses	$624.0	$134.5	$108.7	$—	$867.2
SG&A % of Revenue	48.7%	65.4%	55.5%	—%	51.6%
Operating income (loss)	$129.2	$(27.6)	$(34.7)	$—	$66.9
Depreciation and amortization	$133.8	$29.4	$17.8	$—	$181.0

	For the Nine Months Ended October 2, 2021
	North America	Europe	Other	Eliminations	Total
Revenue, net
Water Direct/Water Exchange	$785.6	$138.3	$30.9	$—	$954.8
Water Refill/Water Filtration	137.2	24.1	0.4	—	161.7
Other Water	125.7	1.0	61.0	—	187.7
Water Dispensers	48.7	—	—	—	48.7
Other	78.3	23.7	101.4	(1.0)	202.4
Total	$1,175.5	$187.1	$193.7	$(1.0)	$1,555.3

Gross profit	$663.1	$128.2	$78.8	$—	$870.1
Gross Margin %	56.4%	68.5%	40.7%	—%	55.9%
Selling, general and administrative expenses	$540.0	$131.1	$100.4	$—	$771.5
SG&A % of Revenue	45.9%	70.1%	51.8%	—%	49.6%
Operating income (loss)	$114.8	$(3.4)	$(24.5)	$—	$86.9
Depreciation and amortization	$112.1	$29.4	$16.9	$—	$158.4

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Press Release

PRIMO WATER CORPORATION					EXHIBIT 5
SUPPLEMENTARY INFORMATION - NON-GAAP - ANALYSIS OF REVENUE AND GROSS PROFIT BY REPORTING SEGMENT
(in millions of U.S. dollars, except percentage amounts)
Unaudited

	For the Three Months Ended October 1, 2022
	North America	Europe	Other	Eliminations	Primo
Change in revenue	$33.5	$4.2	$(4.0)	$0.1	$33.8
Impact of foreign exchange (a)	$0.6	$12.0	$6.5	$—	$19.1
Change excluding foreign exchange	$34.1	$16.2	$2.5	$0.1	$52.9
Percentage change in revenue	8.1%	6.3%	(5.7)%	(100.0)%	6.1%
Percentage change in revenue excluding foreign exchange	8.3%	24.1%	3.6%	(100.0)%	9.6%

	For the Nine Months Ended October 1, 2022
	North America	Europe	Other	Eliminations	Primo
Change in revenue	$105.1	$18.5	$2.2	$1.0	$126.8
Impact of foreign exchange (a)	$1.3	$25.1	$10.5	$—	$36.9
Change excluding foreign exchange	$106.4	$43.6	$12.7	$1.0	$163.7
Percentage change in revenue	8.9%	9.9%	1.1%	(100.0)%	8.2%
Percentage change in revenue excluding foreign exchange	9.1%	23.3%	6.6%	(100.0)%	10.5%

	For the Three Months Ended October 1, 2022
	North America	Europe	Other	Eliminations	Primo
Change in gross profit	$39.5	$2.6	$(2.3)	$—	$39.8
Impact of foreign exchange (a)	$0.4	$8.2	$1.7	$—	$10.3
Change excluding foreign exchange	$39.9	$10.8	$(0.6)	$—	$50.1
Percentage change in gross profit	17.0%	5.7%	(7.8)%	—%	12.9%
Percentage change in gross profit excluding foreign exchange	17.1%	23.5%	(2.0)%	—%	16.2%

	For the Nine Months Ended October 1, 2022
	North America	Europe	Other	Eliminations	Primo
Change in gross profit	$101.8	$11.0	$(2.8)	$—	$110.0
Impact of foreign exchange (a)	$0.8	$17.4	$1.9	$—	$20.1
Change excluding foreign exchange	$102.6	$28.4	$(0.9)	$—	$130.1
Percentage change in gross profit	15.4%	8.6%	(3.6)%	—%	12.6%
Percentage change in gross profit excluding foreign exchange	15.5%	22.2%	(1.1)%	—%	15.0%

(a) Impact of foreign exchange is the difference between the current period revenue and gross profit translated utilizing the current period average foreign exchange rates less the current period revenue and gross profit translated utilizing the prior period average foreign exchange rates.

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Press Release

PRIMO WATER CORPORATION				EXHIBIT 6
SUPPLEMENTARY INFORMATION - NON-GAAP - EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION & AMORTIZATION
(EBITDA)
(in millions of U.S. dollars, except percentage amounts)
Unaudited

	For the Three Months Ended		For the Nine Months Ended
	October 1, 2022	October 2, 2021	October 1, 2022	October 2, 2021

Net income (loss)	$1.3	$18.1	$(27.9)	$(0.4)
Interest expense, net	17.4	16.7	51.3	53.4
Income tax expense	5.1	3.1	8.9	4.4
Depreciation and amortization	59.6	53.3	181.0	158.4
EBITDA	$83.4	$91.2	$213.3	$215.8

Acquisition and integration costs (a)	3.3	2.6	12.5	6.3
Share-based compensation costs (b)	3.2	3.8	10.7	10.0
COVID-19 costs (c)	—	0.8	—	2.0
Impairment charges (d)	—	—	29.1	—
Foreign exchange and other losses, net (e)	21.3	5.7	36.7	4.6
Loss on disposal of property, plant and equipment, net (f)	2.6	—	4.4	5.4
Loss on extinguishment of long-term debt (g)	—	—	—	27.2
Other adjustments, net (h)	3.1	1.8	6.1	10.3
Adjusted EBITDA	$116.9	$105.9	$312.8	$281.6

Revenue, net	$584.6	$550.8	$1,682.1	$1,555.3
Adjusted EBITDA margin %	20.0%	19.2%	18.6%	18.1%

		For the Three Months Ended		For the Nine Months Ended
	Location in Consolidated Statements of Operations	October 1, 2022	October 2, 2021	October 1, 2022	October 2, 2021
		(Unaudited)		(Unaudited)
(a) Acquisition and integration costs	Acquisition and integration expenses	$ 3.3	$ 2.6	$ 12.5	$ 6.3
(b) Share-based compensation costs	Selling, general and administrative expenses	3.2	3.8	10.7	10.0
(c) COVID-19 costs	Selling, general and administrative expenses	-	0.8	-	2.0
(d) Impairment charges	Impairment charges	-	-	29.1	-
(e) Foreign exchange and other losses, net (e)	Other expense, net	21.3	5.7	36.7	4.6
(f) Loss on disposal of property, plant and equipment, net	Loss on disposal of property, plant and equipment, net	2.6	-	4.4	5.4
(g) Loss on extinguishment of long-term debt	Other expense, net	-	-	-	27.2
(h) Other adjustments, net	Other expense, net	0.1	(0.9)	(1.6)	(1.4)
	Selling, general and administrative expenses	3.0	2.7	7.7	11.7

15

Press Release

PRIMO WATER CORPORATION		EXHIBIT 7
SUPPLEMENTARY INFORMATION - NON-GAAP - FREE CASH FLOW AND ADJUSTED FREE CASH FLOW
(in millions of U.S. dollars)
Unaudited

	For the Three Months Ended
	October 1, 2022	October 2, 2021

Net cash provided by operating activities from continuing operations	$92.7	$83.4
Less: Additions to property, plant, and equipment	(70.0)	(37.5)
Less: Additions to intangible assets (a)	(4.0)	(2.6)
Free Cash Flow	$18.7	$43.3

Acquisition and integration cash costs	2.1	2.1
COVID-19 related cash costs	—	0.8
Deferred payroll tax related cash costs - government programs	—	0.3
Adjusted Free Cash Flow	$20.8	$46.5

	For the Nine Months Ended
	October 1, 2022	October 2, 2021

Net cash provided by operating activities from continuing operations	$183.0	$171.7
Less: Additions to property, plant, and equipment	(155.2)	(99.3)
Less: Additions to intangible assets (a)	(8.9)	(6.7)
Free Cash Flow	$18.9	$65.7

Acquisition and integration cash costs	10.2	9.4
COVID-19 related cash costs	—	2.3
Deferred payroll tax related cash costs - government programs	—	1.2
Adjusted Free Cash Flow	$29.1	78.6

a) Prior period has been recast to include additions to intangible assets

16

Press Release

PRIMO WATER CORPORATION				EXHIBIT 8
SUPPLEMENTARY INFORMATION-NON-GAAP-ADJUSTED NET INCOME AND ADJUSTED EPS
(in millions of U.S. dollars, except share amounts)
Unaudited
	For the Three Months Ended		For the Nine Months Ended
	October 1, 2022	October 2, 2021	October 1, 2022	October 2, 2021
Net income (loss) (as reported)	$1.3	$18.1	$(27.9)	$(0.4)

Adjustments:
Amortization expense of customer lists	11.7	12.5	36.7	37.2
Acquisition and integration costs	3.3	2.6	12.5	6.3
Share-based compensation costs	3.2	3.8	10.7	10.0
COVID-19 costs	—	0.8	—	2.0
Impairment charges	—	—	29.1	—
Foreign exchange and other losses, net	21.3	5.7	36.7	4.6
Loss on extinguishment of long-term debt	—	—	—	27.2
Other adjustments, net	3.1	1.8	6.1	10.3
Tax impact of adjustments (a)	(8.2)	(8.9)	(21.0)	(24.0)
Adjusted net income	$35.7	$36.4	$82.9	$73.2

Earnings Per Share (as reported)
Net income (loss)	$1.3	$18.1	$(27.9)	$(0.4)

Basic EPS	$0.01	$0.11	$(0.17)	$—
Diluted EPS	$0.01	$0.11	$(0.17)	$—

Weighted average common shares outstanding (in thousands)
Basic	161,117	160,481	161,064	160,892
Diluted	161,988	161,932	161,064	160,892

Adjusted Earnings Per Share (Non-GAAP)
Adjusted net income (Non-GAAP)	$35.7	$36.4	$82.9	$73.2
Adjusted diluted EPS (Non-GAAP)	$0.22	$0.22	$0.51	$0.45
Diluted weighted average common shares outstanding (in thousands) (Non-GAAP) (b)	161,988	161,932	161,996	162,626

(a) The tax effect for adjusted net income is based upon an analysis of the statutory tax treatment and the applicable tax rate for the jurisdiction in which the pre-tax adjusting items incurred and for which realization of the resulting tax benefit (if any) is expected. A reduced or 0% tax rate is applied to jurisdictions where we do not expect to realize a tax benefit due to a history of operating losses or other factors resulting in a valuation allowance related to deferred tax assets.

(b) GAAP diluted weighted average common shares outstanding were used for the three months ended October 1, 2022 and October 2, 2021. The nine months ended October 1, 2022 and October 2, 2021 include the impact of dilutive securities of 932 and 1,734, respectively. These dilutive securities were excluded from GAAP diluted weighted average common shares outstanding due to net loss from continuing operations reported in those periods.

17